UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	February 3, 2016
(Date of earliest event reported)	January 29, 2016

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement

ONEOK Credit Agreement Extension

Effective January 29, 2016, we entered into an extension agreement (the “ONEOK Extension Agreement”) related to our $300 million amended and restated revolving credit agreement, effective as of January 31, 2014 (the “ONEOK Credit Agreement”), with Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers party thereto. The ONEOK Extension Agreement extends the expiration date of the ONEOK Credit Agreement from January 31, 2019, to January 31, 2020.

All other terms and conditions of the ONEOK Credit Agreement remain in full force and effect.

The foregoing description of the ONEOK Extension Agreement is not complete and is in all respects subject to the actual provisions of the ONEOK Extension Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

ONEOK Partners Credit Agreement Extension

Effective January 29, 2016, ONEOK Partners, L.P. (“ONEOK Partners”) entered into an extension agreement (the “ONEOK Partners Extension Agreement” and, together with the ONEOK Extension Agreement, the “Extension Agreements”) related to its $2.4 billion amended and restated revolving credit agreement, effective as of January 31, 2014 (as modified by the increase and joinder agreement dated as of March 10, 2015, the “ONEOK Partners Credit Agreement”), with Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers party thereto. The ONEOK Partners Extension Agreement extends the expiration date of the ONEOK Partners Credit Agreement from January 31, 2019, to January 31, 2020.

All other terms and conditions of the ONEOK Partners Credit Agreement remain in full force and effect.

The foregoing description of the ONEOK Partners Extension Agreement is not complete and is in all respects subject to the actual provisions of the ONEOK Partners Extension Agreement, a copy of which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

10.1
Extension Agreement, dated as of January 29, 2016, among ONEOK, Inc., Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto.

10.2
Extension Agreement, dated as of January 29, 2016, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on February 3, 2016).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	February 3, 2016	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Extension Agreement, dated as of January 29, 2016, among ONEOK, Inc., Bank of America, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto.

10.2
Extension Agreement, dated as of January 29, 2016, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders and letter of credit issuers parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on February 3, 2016).

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